Goodwill, Software and Other Intangible Assets	12 Months Ended
Oct. 31, 2021
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Goodwill, Software and Other Intangible Assets

Note 9	Goodwill, software and other intangible assets

Goodwill
The carrying amount of goodwill is reviewed for impairment annually as at August 1 and whenever there are events or changes in circumstances which indicate that the carrying amount may not be recoverable. Goodwill is allocated to CGUs for the purposes of impairment testing based on the lowest level for which identifiable cash inflows are largely independent of cash inflows from other assets or groups of assets. The goodwill impairment test is performed by comparing the recoverable amount of the CGU to which goodwill has been allocated with the carrying amount of the CGU including goodwill, with any deficiency recognized as impairment to goodwill. The recoverable amount of a CGU is defined as the higher of its estimated fair value less cost to sell and value in use.
We have three significant CGUs to which goodwill has been allocated. The changes in the carrying amount of goodwill are allocated to each CGU as follows:

		CGUs
$ millions, as at or for the year ended October 31		CIBC FirstCaribbean	Canadian Wealth Management	U.S. Commercial Banking and Wealth Management	Other	Total
2021	Balance at beginning of year	$35	$884	$4,131	$203	$5,253
	Impairment	–	–	–	–	–
	Foreign currency translation adjustments	(3)	–	(293)	(3)	(299)
	Balance at end of year	$32	$884	$3,838	$200	$4,954
2020	Balance at beginning of year	$278	$884	$4,084	$203	$5,449
	Impairment	(248)	–	–	–	(248)
	Foreign currency translation adjustments	5	–	47	–	52
	Balance at end of year	$35	$884	$4,131	$203	$5,253

Impairment testing of goodwill and key assumptions
CIBC FirstCaribbean
CIBC acquired a controlling interest in CIBC FirstCaribbean in December 2006 and now holds 91.7% of its shares. CIBC FirstCaribbean is a major Caribbean bank offering a full range of financial services in corporate and investment banking, retail and business banking, and wealth management. CIBC FirstCaribbean, which has assets of approximately US$13 billion, operates in the Caribbean and is traded on the stock exchanges of Barbados and Trinidad and Tobago. The results of CIBC FirstCaribbean, including goodwill impairment charges thereon, are included in Corporate and Other.
On November 8, 2019 and as discussed in Note 4, we announced that we had entered into a definitive agreement to sell 66.73%

of CIBC FirstCaribbean’s outstanding shares to GNB. As a result of the valuation implied from the definitive agreement with GNB, we recognized a goodwill impairment charge of
$135 million in the fourth quarter of 2019. Commencing in the first quarter of 2020, the assets and liabilities of CIBC FirstCaribbean were treated as held for sale, and measured at the lower of their aggregate carrying amount and fair value less costs to sell, on the basis that the transaction was highly probable to close in 2020, subject to regulatory approvals. In the seco
n
d quarter of 2020, we recognized an additional goodwill impairment charge of $28 million based on the estimated impact of the
COVID-19
pandemic on the recoverable value of the 24.9% interest in CIBC FirstCaribbean that we expected to retain.
As a result of the lengthy regulatory review process, the worsening impact of the
COVID-19
pandemic on the Caribbean economy and our revised expectations regarding the likelihood and timing of closing of a potential transaction, we concluded in the fourth quarter of 2020 that held for sale accounting was no longer appropriate. As a result, we were required to assess the recoverable amount of the remaining goodwill based on current market conditions rather than the definitive agreement with GNB. This assessment reflected revised expectations concerning the impact of the
COVID-19
pandemic and led to the recognition of an additional goodwill impairment charge of
$220 million.
On February 3, 2021, we announced that the proposed sale of CIBC FirstCaribbean to GNB did not receive regulatory approval and that the transaction will not proceed.
In the fourth quarter of 2021, we performed our annual impairment test as at August 1, 2021. The recoverable amount of CIBC FirstCaribbean for 2021 is based on a value in use calculation that is estimated using a five-year cash flow projection approved by management of CIBC FirstCaribbean and an estimate of the capital required to be maintained in the region to support ongoing operations. We have determined that the estimated recoverable amount of the CIBC FirstCaribbean CGU was in excess of its carrying amount. As a result, no impairment charge was recognized during 2021.
U.S. Commercial Banking and Wealth Management
The recoverable amount of the U.S. Commercial Banking and Wealth Management CGU (including The PrivateBank and Geneva Advisors) is based on a value in use calculation. For our annual impairment test as at August 1, 2021, we reverted to using a five-year
cash

flow projection to estimate the value in use, as compared to the ten-year cash flow projection utilized in the prior year, to reflect the partial recovery to more normal levels of economic growth. The cash flows projections are based on the financial plans approved by management, and an estimate of the capital required to be maintained to support ongoing operations.
We have determined that for the impairment testing performed as at August 1, 2021, the estimated recoverable amount of the U.S. Commercial Banking and Wealth Management CGU was in excess of its carrying amount. As a result, no impairment charge was recognized during 2021.
A terminal growth rate of 4.3% as at August 1, 2021 (August 1, 2020: 4.0%) was applied to the years after the five
-year
forecast. All of the forecasted cash flows were discounted at an after-tax
rate of 9.3% as at August 1, 2021 (10.9%
pre-tax)
which we believe to be a risk-adjusted discount rate appropriate to U.S. Commercial Banking and Wealth Management (we used an after-tax
rate of 10.2% as at August 1, 2020). The determination of a discount rate and a terminal growth rate require the exercise of judgment. The discount rate was determined based on the following primary factors: (i) the risk-free rate; (ii) an equity risk premium; and (iii) beta adjustment to the equity risk premium based on a review of betas of comparable publicly traded financial institutions in the region. The terminal growth rate was based on management’s expectations of real growth and forecast inflation rates.
If alternative reasonably possible changes in key assumptions were applied, the result of the impairment test would not differ.
Estimation of the recoverable amount is an area of significant judgment. The recoverable amount is estimated using an internally developed model which requires the use of significant assumptions including forecasted earnings, a discount rate, a terminal growth rate and forecasted regulatory capital requirements. Reductions in the estimated recoverable amount could arise from various factors, such as reductions in forecasted cash flows, an increase in the assumed level of required capital, and any adverse changes to the discount rate or terminal growth rate either in isolation or in any combination thereof.
Canadian Wealth Management
The recoverable amount of the Canadian Wealth Management CGU is based on a fair value less cost to sell calculation. The fair value is estimated using an earnings-based approach whereby the forecasted earnings are based on the Wealth Management internal plan which was approved by management and covers a three-year period. The calculation incorporates the forecasted earnings multiplied by an earnings multiple derived from observable price-to-earnings multiples of comparable wealth management institutions. The price-to-earnings multiples of those comparable wealth management institutions ranged from 7.0 to 10.9 as at August 1, 2021 (August 1, 2020: 7.9 to 13.7).
We have determined that the estimated recoverable amount of the Wealth Management CGU was well in excess of its carrying amount as at August 1, 2021. As a result, no impairment charge was recognized during 2021.
If alternative reasonably possible changes in key assumptions were applied, the result of the impairment test would not differ.
Other
The goodwill relating to the Other CGUs is comprised of amounts which individually are not considered to be significant. We have determined that for the impairment testing performed as at August 1, 2021, the estimated recoverable amount of these CGUs was in excess of their carrying amounts.
Allocation to strategic business units
Goodwill of $4,954 million (2020: $5,253 million) is allocated to the SBUs as follows: Canadian Commercial Banking and Wealth Management of $954 million (2020: $954 million), Corporate and Other of $95 million (2020: $98 million), U.S. Commercial Banking and Wealth Management of $3,837 million (2020: $4,131 million), Capital Markets of $61 million (2020: $63 million), and Canadian Personal and Business Banking of $7 million (2020: $7 million).
Software and other intangible assets
The carrying amount of indefinite-lived intangible assets is provided in the following table:

$ millions, as at or for the year ended October 31		Contract based (1)	Brand name (2)	Total
2021	Balance at beginning of year	$116	$26	$142
	Foreign currency translation adjustments	–	(2)	(2)
	Balance at end of year	$116	$24	$140
2020	Balance at beginning of year	$116	$26	$142
	Foreign currency translation adjustments	–	–	–
	Balance at end of year	$116	$26	$142

(1)	Represents management contracts purchased as part of past acquisitions.
(2)	Acquired as part of the CIBC FirstCaribbean acquisition.
The components of finite-lived software and other intangible assets are as follows:

$ millions, as at or for the year ended October 31		Software (1)	Core deposit intangibles (2)	Contract based (3)	Customer relationships (4)	Total
2021	Gross carrying amount
	Balance at beginning of year	$3,508	$619	$22	$257	$4,406
	Additions	592	–	–	–	592
	Disposals (5)	(19)	–	–	–	(19)
	Adjustments (6)	(20)	(44)	(2)	(18)	(84)
	Balance at end of year	$4,061	$575	$20	$239	$4,895
2020	Balance at end of year	$3,508	$619	$22	$257	$4,406
2021	Accumulated amortization
	Balance at beginning of year	$1,983	$457	$12	$135	$2,587
	Amortization and impairment (5)	408	51	3	25	487
	Disposals (5)	(8)	–	–	–	(8)
	Adjustments (6)	(16)	(33)	(2)	(9)	(60)
	Balance at end of year	$2,367	$475	$13	$151	$3,006
2020	Balance at end of year	$1,983	$457	$12	$135	$2,587
	Net book value
	As at October 31, 2021	$1,694	$100	$7	$88	$1,889
	As at October 31, 2020	$1,525	$162	$10	$122	$1,819

(1)	Includes $659 million (2020: $620 million) of work-in-progress not subject to amortization.
(2)	Acquired as part of the acquisitions of CIBC FirstCaribbean and The PrivateBank.
(3)
Represents a combination of management contracts purchased as part of past acquisitions including The PrivateBank and Geneva Advisors in 2017, as well as Lowenhaupt Global Advisors, LLC (LGA) and Cleary Gull in 2019.

(4)	Represents customer relationships associated with past acquisitions including The PrivateBank and Geneva Advisors in 2017, and LGA in 2019.
(5)	Includes write-offs of fully amortized assets.
(6)	Includes foreign currency translation adjustments .
Net additions and disposals of gross carrying amount during the year
were: Canadian Personal and Business Banking net disposals of $2 million (2020: net additions of $1 million); Canadian Commercial Banking and Wealth Management net disposals of nil (2020: net disposals of nil); U.S. Commercial Banking and Wealth Management net additions of $5 million (2020: net disposals of $8 million); Capital Markets net disposals of nil (2020: net disposals of nil); and Corporate and Other net additions of $570 million (2020: net additions of $459 million).